NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)
Nationwide Core Plus Bond Fund
Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
Nationwide Emerging Markets Debt Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide International Index Fund
Nationwide International Small Cap Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated October 9, 2018
to the Statement of Additional Information ("SAI") dated February 28, 2018
(as revised September 24, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the information under the heading "Waiver of Class A Sales Charges" in the section entitled "Additional Information on Purchases and Sales" on pages 103-104 of the SAI is deleted in its entirety and replaced with the following:

You may qualify for a waiver of the Class A sales charge if you own or are purchasing shares of a Fund. (If you are a customer of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") purchasing Class A shares of a Fund through a Merrill Lynch account or platform, see "Waiver of Class A Sales Charges for Fund Shares Purchased through Merrill Lynch" below for applicable waivers of Class A sales charges. If you are a customer of Morgan Stanley Smith Barney, LLC ("Morgan Stanley Wealth Management") purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account, see "Waiver of Class A Sales Charges for Fund Shares Purchased through Morgan Stanley Wealth Management" below for applicable waivers of Class A sales charges.) To receive the sales charge waiver, you must inform the Trust, your financial advisor or your financial intermediary at the time of your purchase that you qualify for such a waiver. If you do not inform the Trust, your financial advisor or your financial intermediary that you are eligible for a sales charge waiver, you may not receive the waiver to which you are entitled. You may have to produce evidence that you qualify for a sales charge waiver before you will receive it. Due to the reduced marketing effort required by NFD, the sales charge applicable to Class A shares may be waived for sales of shares to:

(a)	current shareholders of a Nationwide Fund who, as of February 28, 2017, owned their shares directly with the Trust in an account for which NFD was identified as the broker-dealer of record;

(b)	investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee;
(c)	owners of an account held directly with the Trust in which the previous broker-dealer of record had transferred such account to NFD;
(d)
employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

(e)
owners of individual retirement accounts ("IRA") investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

(f)	Trustees and retired Trustees of the Trust (including its predecessor Trusts);
(g)
directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies;

(h)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives of any current subadviser to the Trust;
(i)
any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the Distributor;

(j)	any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees; and
(k)	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the amounts to be invested in a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE